Semiannual Report

Tax-Free
Funds
August 31, 2002

T. Rowe Price(registered trademark)                  (registered trademark)


Table of Contents
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Highlights                                                          1

Portfolio Managers' Report                                          2

Economy and Interest Rates                                          2

Market News                                                         3

Portfolio Strategy                                                  3

Outlook                                                            10

Performance Comparison                                             12

About the Funds' Directors and Officers                            15


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Highlights
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o    Falling interest rates created a sound environment for fixed-income securities during the past six months, generating good returns for municipal bonds.

o All portfolios posted positive returns during the 6- and 12-month periods ended August 31.

o Risk aversion caused lower-quality bonds to underperform high-quality securities.

o Tax-exempt bonds continue to offer an attractive alternative to taxable bonds, a factor that may cushion municipal returns if interest rates rise.


Performance Comparison
--------------------------------------------------------------------------------

  Periods Ended 8/31/02                           6 Months            12 Months
--------------------------------------------------------------------------------

  Tax-Exempt Money Fund                               0.54%                1.28%

  Tax-Exempt Money Fund
  PLUS Class                                          0.53                 1.19

  Lipper Tax-Exempt Money
  Market Funds Average                                0.43                 1.04

  Tax-Free Short-Intermediate Fund                    2.63                 4.94

  Lipper Short-Intermediate
  Municipal Debt Funds Average                        3.06                 4.95

  Tax-Free Intermediate
  Bond Fund                                           3.66                 5.87

  Lipper Intermediate
  Municipal Debt Funds Average                        3.80                 5.39

  Tax-Free Income Fund                                3.81                 5.04

  Lipper General Municipal
  Debt Funds Average                                  3.66                 4.58

  Tax-Free High Yield Fund                            2.78                 2.64

  Lipper High Yield Municipal
  Debt Funds Average                                  2.91                 3.24
--------------------------------------------------------------------------------

Price and Yield
--------------------------------------------------------------------------------
               Tax-       Tax-Free   Tax-Free
               Tax-       Exempt     Short-     Inter-     Tax-Free
Periods        Exempt     Money      Inter-     mediate    Tax-Free   High
Ended          Mondy      Fund       mediate    Bond       Income     Yield
8/31/02        Fund       PLUS Class Fund       Fund       Fund       Fund
--------------------------------------------------------------------------------

Price Per Share    1.00       1.00       5.51      11.37       9.94      11.49

Dividends Per Share

  For 6 months    0.005      0.005       0.10       0.23       0.24       0.32

  For 12 months   0.012      0.012       0.20       0.47       0.47       0.64

Dividend Yield

(7-Day Simple)    0.97%      0.91%      --         --         --         --

30-Day
Dividend Yield *   --         --         3.61%      4.03%      4.70%      5.57%

30-Day
Standardized

Yield to
Maturity           --         --         2.02       2.70       3.76       4.98
--------------------------------------------------------------------------------

* Dividends earned for the last 30 days (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.


Portfolio Managers' Report
--------------------------------------------------------------------------------

Falling interest rates created a sound environment for fixed-income securities during the past six months, generating good returns for tax-exempt securities. In an environment punctuated by various corporate scandals, higher-quality bonds fared better than high-yield bonds. Fixed income was one of the few asset classes to provide investors with positive returns as all major stock indices suffered losses for the period.


ECONOMY AND INTEREST RATES

Municipal Bond and Note Yields
--------------------------------------------------------------------------------

                                  30-Year           5-Year       1-Year Moody's
--------------------------------------------------------------------------------

8/31/01                           4.95                 3.3                 2.45

                                  5.07                3.22                  2.2

                                  4.93                3.13                    2

11/01                             5.06                 3.4                    2


                                  5.24                3.58                  1.9

                                  5.11                3.57                 1.65

2/02                              5.03                3.34                 1.55

                                  5.3                 3.97                 2.25

                                  5.19                3.41                 1.95

5/02                              5.17                3.31                 1.75


                                  5.15                3.09                  1.5

                                  5.01                2.85                  1.5

8/31/02                           4.89                2.68                 1.45

Source: T. Rowe Price Associates.
--------------------------------------------------------------------------------

     At the outset of the six-month period ended August 31, 2002, the economy was well positioned for recovery from a modest recession in 2001. Tax cuts, low inflation, and substantial easing by the Federal Reserve last year appeared likely to encourage economic growth and a quick economic rebound.

     As the current period unfolded, stock market jitters and an unfriendly corporate financing environment undermined business confidence. As a result, business investment paused this summer. The consumer, however, remained remarkably resilient as a second surge in mortgage refinancing and another round of zero-percent auto financing supported a healthy level of consumer demand. With the Fed holding short-term interest rates steady and the stock market struggling, investors moved into the bond market. Fixed-income securities fared well against this backdrop, as both taxable and municipal yields ended the period lower than where they started.

     Shorter-term yields responded more sharply than longer-term, reflecting prospects of a further cut in rates by the Fed. As a result, short municipal rates dropped about 80 basis points (100 basis points equal one percentage point) from already historic lows during the period, while long municipal yields fell about 15 basis points.


MARKET NEWS

     A high level of municipal new issuance weighed on results at the outset of the fiscal year. In the face of declining tax receipts, municipalities continued to borrow aggressively. Nationwide, 2001 issuance narrowly missed setting a record at 286 billion, and 2002 is on pace to set a new record.

     As the year progressed, increased municipal issuance was easily absorbed, and strong demand from both individual investors and institutions supported municipal bond prices. Higher-quality bonds posted the best performance, as lower-rated issues were held back by a weaker economy and greater credit risk aversion. Toward the end of the period, long-term market yields were below 5%, which caused many outstanding bonds with higher coupons to trade to their shorter call dates and reduced their potential for capital appreciation.


PORTFOLIO STRATEGY

     Tax-Exempt Money Fund and PLUS Shares

     Performance for the Tax-Exempt Money Fund exceeded its peer group averages for both the 6- and 12-month periods ended August 31, 2002. The fund returned 0.54% and 1.28%, respectively, versus 0.43% and 1.04% for the Lipper Tax-Exempt Money Market Funds Average. The Tax-Exempt Money Fund-PLUS Class shares also exceeded Lipper, though yields were slightly lower due to the fund's higher expenses in exchange for the additional services offered.

Portfolio Characteristics

--------------------------------------------------------------------------------

Periods Ended                                      2/28/02              8/31/02
--------------------------------------------------------------------------------

Weighted Average Maturity (days)                        46                   70

Weighted Average Quality *                      First Tier           First Tier
--------------------------------------------------------------------------------

* All securities purchased in the money funds are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

--------------------------------------------------------------------------------

Short-term interest rates were fairly volatile over the past six months, reflecting continuing uncertainty about the strength of the economic recovery and stock market volatility. Economic data have been mixed, and the Fed shifted its bias toward weaker economic conditions in August.

Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/02              8/31/02
--------------------------------------------------------------------------------

General Obligation - State                              15%                  18%

General Obligation - Local                              18                   17

Hospital Revenue                                        14                   16

Educational Revenue                                     12                   13

Water and Sewer Revenue                                  8                    6
--------------------------------------------------------------------------------

     As a result of these conflicting signals, municipal money market rates fluctuated within a fairly wide range during the past six months. For example, yields on six-month and one-year notes moved as much as 80 basis points during the period (100 basis points equal one percentage point). Six-month note yields began the period at 1.35% and climbed as high as 1.90% before ending at 1.30%. One-year yields began at 1.55% and fluctuated between 1.40% and 2.25% before finishing at 1.45%.

     Despite the swings in rates, the overall trend in municipal money market yields has been toward a flatter yield curve, with the difference between overnight and one-year maturities narrowing to about 15 basis points. While yields are low, municipals continue to compare very favorably to taxable alternatives on an after-tax basis. One reason for the persistence of this favorable tax relationship is the significant increase in issuance in the short-term market. State and local governments, pinched by the sluggish economy, increased short-term borrowing by about 30% compared with a year earlier. With supply outweighing demand, short-term municipal yields have moved higher to entice a broader group of buyers who find the after-tax yields attractive when compared with taxable alternatives.

     Part of the fund's strategy during the past six months was to underweight exposure to variable rate demand notes (extremely short maturity instruments whose yields have remained closely anchored to the fed funds rate) and to focus instead on the yield advantage offered by longer-dated securities, primarily in the six-month range. This strategy extended the weighted average maturity (WAM) of the fund, which began the period with a WAM of 46 days, then extended the portfolio's maturity to 70 days as of the end of August.

     Our near-term outlook is for a continuation of the uncertainty that has dominated our market. Exceptionally large issuance during the third quarter of 2002 may result in technical factors dominating the municipal money market for the near term, resulting in a continuation of the favorable tax relationships just discussed.

     Tax-Free Short-Intermediate Fund

     The fund returned 2.63% and 4.94%, respectively, during the past six months and year, trailing the peer group average returns of 3.06% for six months and roughly in line with 4.95% for competitive funds over the longer period. During the six-month period, the fund's net asset value rose from
     5.48 to 5.51, and the dividend was stable at 0.10 per share.

Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      2/28/02              8/31/02
--------------------------------------------------------------------------------

Weighted Average Maturity (years)                      3.4                  3.9

Weighted Average Effective
Duration (years)                                       2.6                  3.0

Weighted Average Quality *                             AA-                   AA

* Based on T. Rowe Price research.
--------------------------------------------------------------------------------

     Three-year municipal rates fell from about 2.6% six months ago to below 2.0% at the end of August, with most of the decline occurring in July and August. The decline in rates took place without action by the Federal Reserve. Stock market weakness drove many investors into less volatile investments, driving prices higher and yields lower in the tax-exempt bond market.

Top 5 Sectors
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                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/02              8/31/02
--------------------------------------------------------------------------------

General Obligation - State                              15%                  16%

Electric Revenue                                        15                   13

Dedicated Tax Revenue                                   12                   11

General Obligation - Local                              12                   11

Air and Sea Transportation Revenue                      10                   10
--------------------------------------------------------------------------------

     At the beginning of the period, we believed actions taken by the Federal Reserve would begin to support the economy, and the Fed would begin raising interest rates in the fall. As we moved through the spring, it became evident that exogenous factors such as corporate governance and financial accounting scandals were eroding investor confidence in both the equity and corporate bond markets, triggering a rally in high-quality bonds such as Treasuries and municipals. Our defensive position was primarily responsible for the fund's lagging performance versus the Lipper benchmark.

     In June we began extending the portfolio to a neutral duration. (A fund with a duration of three years would rise about 3% in price in response to a one-percentage-point fall in interest rates, and vice versa). We initially purchased bonds with 10-year maturities, then five- and most recently three-year maturities. Once we extended the portfolio's duration, our goal was to increase the yield of the portfolio through the end of the period.

     The portfolio's credit quality inched up from AA- at the end of February to AA. We are taking steps to reduce our allocation to sectors such as state general obligation bonds that will be more affected by declining income and capital gains tax revenues. Some states have suffered a greater impact from falling revenues than others, and we are avoiding them at this time, but will reevaluate this position when the economy begins to strengthen.

          Tax-Free Intermediate Bond Fund


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      2/28/02              8/31/02
--------------------------------------------------------------------------------

Weighted Average Maturity (years)                      7.6                  8.1

Weighted Average Effective
Duration (years)                                       4.6                  4.9

Weighted Average Quality *                              AA                  AA+

*    Based on T. Rowe Price research.
--------------------------------------------------------------------------------

     Fund performance was positive for the 6- and 12-month periods ended August 31, trailing the Lipper average over the past six months but surpassing it over the year. The fund's net asset value rose from 11.20 last February to
     11.37 at the end of August, while the dividend dropped a penny to 0.23 per share as rates declined.

     Over the last six months, intermediate municipal bonds performed well overall. The Lehman Brothers Seven-Year Municipal Bond Index was up 4.53% compared with 1.70% for one-year securities and 4.22% for long-term bonds with maturities of 22 years and longer. A portfolio with positions concentrated in seven- to 10-year maturities would have performed better than one with a more diversified yield curve allocation.

Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/02              8/31/02
--------------------------------------------------------------------------------

General Obligation - Local                              18%                  17%

General Obligation - State                              14                   14

Dedicated Tax Revenue                                   11                   13

Electric Revenue                                         9                    9

Lease Revenue                                            8                    7
--------------------------------------------------------------------------------

     At the beginning of the period, our economic outlook anticipated better economic activity and rising short-term interest rates. We were positioned accordingly, with limited allocation to the center of the yield curve, roughly 28% with shorter than six-year maturities, and 25% longer than 10 years. This so-called "barbell" structure would have helped returns in a rising rate environment and protected some of the gains we had accrued during the prior six-month period.

     However, as we approached summer, it became evident that economic fundamentals were subordinate to corporate governance scandals and equity market weakness, and this hampered results versus the Lipper benchmark. We took steps to modify our defensive position by adding to 10-year bonds and reducing our short-term holdings. Thus the fund's duration and weighted average maturity were slightly longer at the end of the period. (See the report on the previous portfolio for a discussion of duration.)

     Credit quality increased to AA+ from AA. While the credit rating has improved slightly, our focus has been to reduce exposure to credits that will suffer from any continued economic slowdown. Specifically, state general obligation bonds are under pressure since most revenues come from personal income taxes, including capital gains. We still like local general obligation bonds and dedicated tax revenue bonds, which together account for 30% of holdings.

     Tax-Free Income Fund

     The fund outperformed its Lipper benchmark for the six-month and one-year periods ended August 31, 2002. Our relatively low expenses helped elevate fund results above the average. Over the past half-year, the net asset value rose from 9.81 to 9.94 while dividends per share climbed a penny to
     0.24. Several crosscurrents affected returns, including a greater degree of risk-aversion, which helped us avoid the negative impact of lower-rated bonds, and significant shifts in sentiment about the direction of interest rates.

Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      2/28/02              8/31/02
--------------------------------------------------------------------------------

Weighted Average Maturity (years)                     16.0                 15.9

Weighted Average Effective
Duration (years)                                       7.0                  6.5

Weighted Average Quality *                             AA-                  AA-

* Based on T. Rowe Price research.
--------------------------------------------------------------------------------

     Our main objectives were to maintain at least a neutral posture to the market regarding interest rates and to protect the fund's yield from declining. The six-month period included two distinct interest rate periods: March through May when long-term rates rose and hovered in the 5.15% to 5.30% range, and June through August when they fell below the key 5% level, with AAA rated 30-year bonds ending the period at 4.89%. In addition, short-term rates fell more sharply, creating a steeper yield curve (a graphic depiction of the relationship between short- and long-term rates) and reducing the appeal of holding short-term securities.

Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/02              8/31/02
--------------------------------------------------------------------------------
H
ospital Revenue                                        15%                  15%

Electric Revenue                                        14                   12

Dedicated Tax Revenue                                    7                    8

Prerefunded Bonds                                        8                    8

Water and Sewer Revenue                                  6                    8
--------------------------------------------------------------------------------

     Our interest rate strategy mirrored the marketplace. We shortened our overall maturity and duration (for an explanation of duration, see the section on the Tax-Free Short-Intermediate Fund) in March, then began to extend it again in June as weaker economic data and other factors increased our confidence in longer-term bonds. As long-term rates fell below 5%, many of the bonds in the portfolio began trading to their call dates, shortening the fund's duration. In retrospect, we made the right moves in our exposure to long-term bonds, but the portfolio would also have benefited from increased exposure to shorter maturities that appreciated in value when the yield curve steepened.

     From a credit standpoint, we increased our exposure to single-A rated bonds that passed muster with our credit analysts. In particular, we added new hospital and corporate credits with heightened yields. On the whole, however, we were rewarded most for holding higher-rated bonds. Strong performers for the period included various New York City transportation bonds that were advance-refunded and backed with U.S. Treasuries, and some insured zero-coupon bonds that rose in price as long-term rates fell.

     Tax-Free High Yield Fund

     The Tax-Free High Yield Fund provided positive returns for the 6- and 12-month periods ended August 31 that trailed the corresponding results for our peer group. The fund's net asset value declined a penny to 11.49 during the recent period as low-quality bonds lost ground, while the dividend remained stable at 0.32 per share. Our exposure to some underperforming bonds, including corporate-backed securities in the tax-exempt market, was largely responsible for the shortfall versus the Lipper average.

Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      2/28/02              8/31/02

Weighted Average Maturity (years)                     17.6                 17.9

Weighted Average Effective
Duration (years)                                       7.1                  6.9

Weighted Average Quality *                            BBB+                 BBB+

* Based on T. Rowe Price research.
--------------------------------------------------------------------------------

The last six months continued to be challenging for medium- and lower-quality fixed-income securities. Soft economic data, reports of corporate malfeasance, heightened geopolitical risk, and a vulnerable stock market increased the yield premiums investors demanded to own lower-rated bonds.

Top 5 Sectors
--------------------------------------------------------------------------------

                                               Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/02              8/31/02
--------------------------------------------------------------------------------

Hospital Revenue                                        17%                  19%

Life Care/Nursing Home Revenue                          17                   15

Industrial and Pollution
Control Revenue                                         10                   10

Electric Revenue                                        12                   10

Other Revenue                                            5                    7
--------------------------------------------------------------------------------

     We increased our holdings in hospital revenue bonds during the period and continued to overweight this sector of the municipal market. Many hospital systems have adapted well to changes in the reimbursement system adopted in the late 1990s and are managing their businesses more efficiently. We reduced some nursing home positions during the period as prospects for this sector appear less bright. Returns from the overall health care sector outperformed the aggregate market throughout the reporting period.

     We also reduced exposure to electric revenue bonds, since the market for these securities has become quite volatile as the energy market grapples with a newly deregulated environment. High-profile problems at energy trading firms detracted from the performance of this sector versus the overall market. Other corporate-backed bonds in the tax-exempt market struggled as well. Special facilities revenue bonds, whose payments are guaranteed by airlines, significantly underperformed as the credit quality of these guarantors remained impaired by the September 11 terrorist attacks, and we lowered our holdings of airline bonds. We raised our allocation to tobacco securitization bonds by the end of the period, since we believe they are undervalued relative to their underlying credit quality.

Quality Diversification
--------------------------------------------------------------------------------

AAA                                                                 9

AA                                                                 15

A                                                                  15

BBB                                                                28

BB and below                                                       33


Based on net assets as of 8/31/02.
--------------------------------------------------------------------------------

     Looking ahead, while the overall level of interest rates remains low, the relatively high yields on lower-credit bonds are compelling long term. Significant fiscal and monetary stimuli have been put in place over the last 12 months and should ultimately benefit higher-risk asset classes. Emphasis on high income, rather than the price appreciation of fixed-income investments, therefore appears to be a prudent strategy given where we are in the economic cycle.


OUTLOOK

     We have a balanced long-term outlook for interest rates because of the relatively high degree of uncertainty regarding the pace of economic recovery. Steep yield curves in both taxable and tax-exempt markets suggest that investors are reluctant to accept lower yields on long-maturity bonds with the prospect of economic recovery around the corner.

     The forces keeping interest rates low may linger, sustaining demand for fixed-income securities. Benign inflation allows the Fed to let the equity markets stabilize and the economic recovery strengthen before raising short-term rates from historically low levels. Municipal bonds continue to offer an attractive alternative to taxable bonds, a factor that may cushion municipal returns should overall interest rates rise. Investors' fundamental shift toward a higher percentage of fixed income may also provide support for municipal bond prices at current levels.

     We thank you for your continued support.
     Respectfully submitted,


     Joseph K. Lynagh
     Chairman of the Investment Advisory Committee
     Tax-Exempt Money Fund


     Charles B. Hill
     Chairman of the Investment Advisory Committees
     Tax-Free Short-Intermediate and Tax-Free Intermediate Bond Funds


     Mary J. Miller
     Chairman of the Investment Advisory Committee
     Tax-Free Income Fund


     James M. Murphy
     Chairman of the Investment Advisory Committee
     Tax-Free High Yield Fund

     September 13, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical 10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     TAX-EXEMPT MONEY SHARES

                                                    Lipper             TEM-Line
     ---------------------------------------------------------------------------

     8/31/92                                        10,000               10,000

     8/31/93                                        10,208               10,209

     8/31/94                                        10,417               10,432

     8/31/95                                        10,755               10,773

     8/31/96                                        11,086               11,114

     8/31/97                                        11,425               11,464

     8/31/98                                        11,778               11,830

     8/31/99                                        12,091               12,159

     8/31/00                                        12,490               12,575

     8/31/01                                        12,868               12,976

     8/31/02                                        13,009               13,142

--------------------------------------------------------------------------------

     TAX-EXEMPT MONEY-PLUS SHARES

                                                    Lipper        TEM Plus-Line
--------------------------------------------------------------------------------

     11/1/98                                         10000                10000

     8/99                                            10214                10206

     8/00                                            10549                10535

     8/01                                            10866                10853

     8/02                                            10982                10982


     Note: Performance for PLUS shares will vary from fund shares due to the differing fee structure. See returns table.
--------------------------------------------------------------------------------

     TAX-FREE SHORT-INTERMEDIATE FUND

                                Lehman            Lipper          TFS-Line
--------------------------------------------------------------------------------

     8/31/92                    10,000            10,000            10,000

     8/31/93                    10,658            10,796            10,648

     8/31/94                    10,934            10,980            10,880

     8/31/95                    11,682            11,606            11,519

     8/31/96                    12,141            12,015            11,962

     8/31/97                    12,816            12,681            12,599

     8/31/98                    13,554            13,401            13,305

     8/31/99                    13,949            13,637            13,614

     8/31/00                    14,604            14,223            14,227

     8/31/01                    15,766            15,319            15,336

     8/31/02                    16,654            16,097            16,094

--------------------------------------------------------------------------------

     TAX-FREE INTERMEDIATE BOND FUND

                                Lehman            Lipper          TII-Line
--------------------------------------------------------------------------------

 11/30/92                       10,000            10,000            10,000

     8/93                       10,883            10,894            11,103

     8/94                       11,037            11,021             11308

     8/95                       12,007            11,829            12,212

     8/96                       12,475            12,345            12,696

     8/97                       13,446            13,263            13,572

     8/98                       14,471            14,246            14,599

     8/99                       14,688            14,302            14,652

     8/00                       15,597            15,059            15,460

     8/01                       17,061            16,418            16,876

     8/02                       18,232            17,327            17,867
--------------------------------------------------------------------------------

     TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

                                Lehman            Lipper          TFI-Line
--------------------------------------------------------------------------------

     8/31/92                    10,000            10,000            10,000

     8/31/93                    11,220            11,227            11,352

     8/31/94                    11,236            11,122            11,262

     8/31/95                    12,232            11,960            12,175

     8/31/96                    12,873            12,562            12,838

     8/31/97                    14,063            13,699            13,991

     8/31/98                    15,279            14,855            15,232

     8/31/99                    15,356            14,636            15,058

     8/31/00                    16,396            15,393            15,973

     8/31/01                    18,067            16,915            17,675

     8/31/02                    19,195            17,686            18,566

--------------------------------------------------------------------------------

     TAX-FREE HIGH YIELD FUND
--------------------------------------------------------------------------------

                               Lehman            Lipper          TFH-Line
--------------------------------------------------------------------------------

     8/31/92                    10,000            10,000            10,000

     8/31/93                    11,303            11,130            11,319

     8/31/94                    11,286            11,262            11,405

     8/31/95                    12,290            12,138            12,294

     8/31/96                    13,008            12,775            13,011

     8/31/97                    14,284            13,990            14,348

     8/31/98                    15,553            15,223            15,620

     8/31/99                    15,619            15,177            15,435

     8/31/00                    16,637            15,481            15,844

     8/31/01                    18,335            16,677            17,303

     8/31/02                    18,334            17,196            17,760
--------------------------------------------------------------------------------

Average Annual Compound Total Returns
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


     Periods                                                  Since   Inception
     Ended 8/31       1 Year       5 Year     10 Years     Inception      Date
--------------------------------------------------------------------------------

     Tax-Exempt
     Money              1.28         2.77%        2.77%        --         --

     Tax-Exempt
     Money PLUS         1.19         --           --           2.48%   11/1/98

     Tax-Free Short-
     Intermedia         4.94         5.02         4.87         --         --

     Tax-Free
     Intermedia         5.87         5.65         --           6.13   11/30/92

     Tax-Free
     Income             5.04         5.82         6.38         --         --

     Tax-Free
     High Yield         2.64         4.36         5.91         --         --
--------------------------------------------------------------------------------

     Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Investments in the money fund and PLUS shares are not insured or guaranteed by the FDIC or any other government agency. Although they seek to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the money fund and PLUS shares.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

About the Funds' Directors and Officers

Your funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the funds' officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

--------------------------------------------------------------------------------

Independent Directors

* Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

Name
(Date of Birth)
Year Elected*

Calvin W. Burnett, Ph.D.
(3/16/32)
1993 (all tax-free funds)

Principal Occupation(s) During Past 5 Years and Other
Directorships of Public Companies

President, Coppin State College; Director, Provident Bank of Maryland
--------------------------------------------------------------------------------

Name
(Date of Birth)
Year Elected*

Anthony W. Deering
(1/28/45)
1983 (Tax-Exempt Money, Tax-Free Short-Intermediate, Tax-Free Income) 1984 (Tax-Free High Yield) 1992 (Tax-Free Intermediate Bond)

Principal Occupation(s) During Past 5 Years and Other
Directorships of Public Companies

Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers
--------------------------------------------------------------------------------

Name
(Date of Birth)
Year Elected*

Donald W. Dick, Jr.
(1/27/43)
2001 (all tax-free funds)

Principal Occupation(s) During Past 5 Years and Other
Directorships of Public Companies

Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------

Name
(Date of Birth)
Year Elected*

David K. Fagin
(4/9/38)
2001 (all tax-free funds)

Principal Occupation(s) During Past 5 Years and Other
Directorships of Public Companies

Director, Dayton Mining Corp. (6/98 to present), Golden Star Resources Ltd., and Canyon Resources Corp. (5/00 to present); Chairman and President, Nye Corp.
--------------------------------------------------------------------------------

Name
(Date of Birth)
Year Elected*

F. Pierce Linaweaver
(8/22/34)
1979 (Tax-Free Income)
1983 (Tax-Exempt Money, Tax-Free Short-Intermediate)
1984 (Tax-Free High Yield)
1992 (Tax-Free Intermediate Bond)

Principal Occupation(s) During Past 5 Years and Other
Directorships of Public Companies

President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

T. Rowe Price Tax-Free Funds
Independent Directors (continued)

* Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor. Inside Directors

**   Each inside director serves until the election of a successor.
--------------------------------------------------------------------------------

Name
(Date of Birth)
Year Elected*

Hanne M. Merriman
(11/16/41)
2001 (all tax-free funds)

Principal Occupation(s) During Past 5 Years and Other
Directorships of Public Companies

Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

Name
(Date of Birth)
Year Elected*

John G. Schreiber
(10/21/46)
1992 (all tax-free funds)

Principal Occupation(s) During Past 5 Years and Other
Directorships of Public Companies

Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------

Name
(Date of Birth)
Year Elected*

Hubert D. Vos
(8/2/33)
2001 (all tax-free funds)

Principal Occupation(s) During Past 5 Years and Other
Directorships of Public Companies

Owner/President, Stonington Capital Corp., a private investment company
--------------------------------------------------------------------------------

Name
(Date of Birth)
Year Elected*

Paul M. Wythes
(6/23/33)
2001 (all tax-free funds)

Principal Occupation(s) During Past 5 Years and Other
Directorships of Public Companies

Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------

[Number of T. Rowe Price Portfolios Overseen]


Name
(Date of Birth)
Year Elected*

William T. Reynolds
(5/26/48)
1989 (Tax-Free High Yield)
1990 (Tax-Free Income)
1991 (Tax-Exempt Money)
1994 (Tax-Free Short-Intermediate, Tax-Free Intermediate Bond)
[37]

Principal Occupation(s) During Past 5 Years and Other
Directorships of Public Companies

Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited; Chairman of the Board, Tax-Free High Yield, Tax-Free Income, Tax-Exempt Money, and Tax-Free Short-Intermediate Funds
--------------------------------------------------------------------------------

T. Rowe Price Tax-Free Funds
Inside Directors (continued)

**   Each inside director serves until the election of a successor. Officers

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

[Number of T. Rowe Price Portfolios Overseen]
--------------------------------------------------------------------------------

Name
(Date of Birth)
Year Elected**

James S. Riepe
(6/25/43)
1983 (Tax-Exempt Money, Tax-Free Short-Intermediate, Tax-Free Income) 1984 (Tax-Free High Yield) 1992 (Tax-Free Intermediate Bond) [98]

Principal Occupation(s) During Past 5 Years and Other
Directorships of Public Companies

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited
--------------------------------------------------------------------------------

Name
(Date of Birth)
Year Elected**

M. David Testa
(4/22/44)
1997 (all tax-free funds)
 [98]

Principal Occupation(s) During Past 5 Years and Other
Directorships of Public Companies

Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Chief Investment Officer, Director, and Vice President, T. Rowe Price; Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.; Vice President and Director, T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

R. Lee Arnold Jr., CFA, CPA (9/7/70)
Vice President, Tax-Free High Yield

Principal Occupation(s)

Assistant Vice President, T. Rowe Price
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Jeremy N. Baker, CFA (2/27/68)
Vice President, Tax-Free Income

Principal Occupation(s)

Assistant Vice President, T. Rowe Price
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Steven G. Brooks, CFA  (8/5/54)
Vice President, Tax-Exempt Money

Principal Occupation(s)

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Joseph A. Carrier (12/30/60)
Treasurer, all tax-free funds

Principal Occupation(s)

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Maria H. Condez (4/3/62)
Assistant Vice President, Tax-Exempt Money

Principal Occupation(s)

Employee, T. Rowe Price
--------------------------------------------------------------------------------

T. Rowe Price Tax-Free Funds
Officers (continued)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

G. Richard Dent (11/14/60)
Vice President, Tax-Free High Yield, Tax-Free Income, and Tax-Exempt Money

Principal Occupation(s)

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Charles B. Hill (9/22/61)
President, Tax-Free Intermediate Bond; Executive Vice President, Tax-Free Short-Intermediate; Vice President, Tax-Free High Yield and Tax-Free Income

Principal Occupation(s)

Vice President, T.  Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Henry H. Hopkins (12/23/42)
Vice President, all tax-free funds

Principal Occupation(s)

Director and Vice President, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

T. Dylan Jones (2/7/71)
Assistant Vice President, Tax-Exempt Money

Principal Occupation(s)

Employee, T. Rowe Price
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Marcy M. Lash (1/30/63)
Vice President, Tax-Exempt

Principal Occupation(s)

Vice President, T. Rowe Price; formerly Assistant Vice President, Underwriting, Connie Lee Insurance Company (to 1998)
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Alan D. Levenson (7/17/58)
Vice President, Tax-Exempt Money

Principal Occupation(s)

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Senior Vice President and Director of Research, Aubrey G. Lanston & Company, Inc. (to
1998)
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Patricia B. Lippert (1/12/53)
Secretary, all tax-free funds

Principal Occupation(s)

Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Joseph K. Lynagh, CFA (6/9/58)
President, Tax-Exempt Money

Principal Occupation(s)

Vice President, T.  Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Konstantine B. Mallas (5/26/63) Vice President, Tax-Free High Yield, Tax-Free Income, Tax-Free Intermediate Bond, and Tax-Free Short-Intermediate

Principal Occupation(s)

Vice President, T.  Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

James M. McDonald (9/29/49)
Vice President, Tax-Exempt Money

Principal Occupation(s)

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Hugh D. McGuirk (7/6/60) Vice President, Tax-Free High Yield, Tax-Free Income, Tax-Free Intermediate Bond, and Tax-Free Short-Intermediate

Principal Occupation(s)

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

David S. Middleton (1/18/56)
Controller, all tax-free funds

Principal Occupation(s)

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Mary J. Miller (7/19/55) President, Tax-Free High Yield, Tax-Free Income, and Tax-Free Short-Intermediate; Executive Vice President, Tax-Free Intermediate Bond; Vice President, Tax-Exempt Money

Principal Occupation(s)

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

James M. Murphy, CFA (4/23/67)

Principal Occupation(s)

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Portfolio Manager, Prudential Investments (to 2000)
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Stephen P. Richter, CFA (10/18/69)
Vice President, Tax-Free High Yield and
Tax-Free Income

Principal Occupation(s)

Vice President, T. Rowe Price; formerly Vice President, Euler ACI (to 2000)
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Timothy G. Taylor (9/15/75) Assistant Vice President, Tax-Free Intermediate Bond and Tax-Free Short-Intermediate

Principal Occupation(s)

Employee, T. Rowe Price
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Edward A. Wiese, CFA (4/12/59)
Vice President, Tax-Exempt Money, Tax-Free Intermediate, and Tax-Free Short-Intermediate

Principal Occupation(s)

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Vice President, Director, and Chief Investment Officer, T. Rowe Price Savings Bank
--------------------------------------------------------------------------------

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

     Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


     ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


     BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Retirement Services
--------------------------------------------------------------------------------

     T. Rowe Price Planning Tools and Services

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


     PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


     INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)
     No-Load Variable Annuities
     Small Business Retirement Plans

     * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

*    T. Rowe Price Advisor Class available for these funds. The T. Rowe Price

Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price Invest with Confidence (registered trademark)


T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

         C03-051  8/31/02